Exhibit 10.2


                               NON-NEGOTIABLE NOTE



$2,162,500                                                    New York, New York
                                                                   July 15, 1997

                  FOR VALUE RECEIVED, CAPITAL TRUST (the "Debtor"), hereby unconditionally promises to pay to JOHN R. KLOPP (the "Holder"), at the principal offices of Debtor, or at such other place in the continental United States of America as Holder may from time to time designate in writing, the principal sum of TWO MILLION ONE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($2,162,500) (the "Principal Amount"), to be paid in lawful money of the United States of America in immediately available funds as set forth below.

                  1. Repayment. The Principal Amount shall be due and payable in ten (10) semi-annual installments commencing on January 1, 1998 and on each June 1 and January 1 thereafter (each a "Payment Date"), until paid in full. Each installment shall be in an amount equal to one-tenth of the Principal Amount. No interest shall be accrued on or be payable under this Note prior to the due date of this Note, whether at stated maturity or upon acceleration pursuant to section 4 hereof.

                  2. Prepayment. Debtor shall prepay all of the unpaid portion of the Principal Amount and all accrued interest, if any, on or prior to the effective date of any Change in Control Event. "Change in Control Event" shall mean

                  a.   a merger or acquisition involving Debtor in which either:

                           (i) 50% or more of Debtor's voting stock outstanding after the merger is held by holders different from those who held Debtor's voting stock immediately prior to such merger or acquisition; or

                           (ii) the composition of the board of trustees (or other governing board of Debtor) changes as a result of which the individuals elected to the board at the last meeting of the shareholders at which there was not a contested election cease to comprise a majority of the board;

                  b. the sale, transfer or other disposition of all or substantially all of the assets of Debtor in liquidation or dissolution of Debtor;


611696.1

                  c. a transfer of all or substantially all of Debtor's assets pursuant to a partnership or joint venture agreement or similar arrangement where Debtor's resulting interest is or becomes less than 50%;

                  d. on or after the date hereof, a change in ownership of Debtor through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of 50% or more of Debtor's voting stock; or

                  e. a change in the composition of the board of trustees (or other governing board of Debtor) as a result of which the individuals elected to the board at the last meeting of the shareholders at which there is not a contested election cease to comprise a majority of the board.

                  3. Set-off. Debtor shall be entitled to set off against the principal amount owing hereunder the amount of any Liquidated Claim, provided that the amount of any Liquidated Claim shall be set off against payments due hereunder in reverse order of due date. "Liquidated Claim" shall mean any claim by Debtor against the holder of this Note under article 9 of the Interest Purchase Agreement referred to in section 6 hereof to the extent that such claim has been reduced to a judgment of a court or is subsumed in a settlement agreement to which the holder hereof is a signatory.

                  4. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  a. Payments. The Debtor shall fail to make any principal payment when due;

                  b. Bankruptcy. The Debtor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Debtor and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Debtor; or the Debtor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Debtor; or there is commenced against the Debtor any such proceeding which remains undismissed for a period of 90 days; or the Debtor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Debtor


611696.1
                                       -2-
         suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or the Debtor makes a general assignment for the benefit of creditors;

                  c. Other Defaults. Debtor or any subsidiary of Debtor defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal or interest on any obligation in respect of its indebtedness beyond any period of grace provided with respect thereto, or Debtor or any subsidiary of Debtor fails to perform or observe any other agreement, term or condition contained in any agreement under which any such indebtedness is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and, on the basis of such default, failure or other event, the holder or holders of such obligation cause such obligation to become due (or to be repurchased by Debtor or any such subsidiary) prior to the stated maturity of such obligation;

then the Holder, at Holder's option, may declare all unpaid amounts under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor. Thereafter, the outstanding Principal Amount shall bear interest at an annual rate equal to fifteen percent (15%) per annum from the date of notice to Debtor of such Event of Default until the date all outstanding principal and any accrued interest have been paid in full.

                  5. Waivers. The Debtor and all endorsers hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No failure or delay on the part of Holder in exercising any right or remedy accruing upon the occurrence of an Event of Default shall impair the right or remedy or constitute a waiver thereof or acquiescence of the Event of Default. All remedies are cumulative to the extent permitted by law.

                  6. Interest Purchase Agreement. This Note is one of the Notes referred to in, and the form of which is attached to, that certain Interest Purchase Agreement, dated as of June 16, 1997, by and between John R. Klopp, Craig M. Hatkoff and Valentine Wildove & Company, Inc., as sellers, and Debtor, as buyer.

                  7. Assignment. This Note may not be assigned, assumed, changed, modified or terminated orally or otherwise, except by a writing executed by Holder hereof.

                  8. Binding Effect. This Note and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


611696.1
                                       -3-

                  9. Notices. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given
(a) when delivered by hand, (b) when sent by telecopier (with receipt confirmed), provided that a copy is promptly thereafter mailed by first class prepaid registered or certified mail, return receipt requested, (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), or by such other means as the parties may agree from time to time or (d) five (5) Business Days after being mailed, by first class postage prepaid registered or certified mail, return receipt requested; in each case to the appropriate addresses, and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):


                  (a)  If to Holder:

                       Valentine Wildove & Company, Inc.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp and Craig M. Hatkoff
                       Telecopy:  (212) 593-0316



                  (b)  If to Debtor:

                       California Real Estate Investment Trust or Capital Trust 131 Steuart Street, #200
                       San Francisco, California 94105
                       Attention:  Chief Executive Officer
                       Telecopy:   (415) 543-6269


                       with a copy to:

                       Equity Group Investments, Inc.
                       2 North Riverside Plaza, 6th Floor
                       Chicago, Illinois  60606
                       Attention:  Gary R. Garrabrant
                       Telecopy:  (312) 454-0157



611696.1
                                       -4-
                       and to:

                       Victor Capital Group, L.P.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp
                       Telecopy:  (212) 593-0316



                  10. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                                  CAPITAL TRUST



                                  By: _________________________
                                  Name:
                                  Title:





611696.1
                                       -5-

                               NON-NEGOTIABLE NOTE



$2,162,500                                                    New York, New York
                                                                   July 15, 1997

                  FOR VALUE RECEIVED, CAPITAL TRUST (the "Debtor"), hereby unconditionally promises to pay to CRAIG M. HATKOFF (the "Holder"), at the principal offices of Debtor, or at such other place in the continental United States of America as Holder may from time to time designate in writing, the principal sum of TWO MILLION ONE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($2,162,500) (the "Principal Amount"), to be paid in lawful money of the United States of America in immediately available funds as set forth below.

                  1. Repayment. The Principal Amount shall be due and payable in ten (10) semi-annual installments commencing on January 1, 1998 and on each June 1 and January 1 thereafter (each a "Payment Date"), until paid in full. Each installment shall be in an amount equal to one-tenth of the Principal Amount. No interest shall be accrued on or be payable under this Note prior to the due date of this Note, whether at stated maturity or upon acceleration pursuant to section 4 hereof.

                  2. Prepayment. Debtor shall prepay all of the unpaid portion of the Principal Amount and all accrued interest, if any, on or prior to the effective date of any Change in Control Event. "Change in Control Event" shall mean

                  a.   a merger or acquisition involving Debtor in which either:

                           (i) 50% or more of Debtor's voting stock outstanding after the merger is held by holders different from those who held Debtor's voting stock immediately prior to such merger or acquisition; or

                           (ii) the composition of the board of trustees (or other governing board of Debtor) changes as a result of which the individuals elected to the board at the last meeting of the shareholders at which there was not a contested election cease to comprise a majority of the board;

                  b. the sale, transfer or other disposition of all or substantially all of the assets of Debtor in liquidation or dissolution of Debtor;


611697.1

                  c. a transfer of all or substantially all of Debtor's assets pursuant to a partnership or joint venture agreement or similar arrangement where Debtor's resulting interest is or becomes less than 50%;

                  d. on or after the date hereof, a change in ownership of Debtor through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of 50% or more of Debtor's voting stock; or

                  e.   a change in the composition of the board of trustees
                       (or other governing board of Debtor) as a result of which the individuals elected to the board at the last meeting of the shareholders at which there is not a contested election cease to comprise a majority of the board.

                  3. Set-off. Debtor shall be entitled to set off against the principal amount owing hereunder the amount of any Liquidated Claim, provided that the amount of any Liquidated Claim shall be set off against payments due hereunder in reverse order of due date. "Liquidated Claim" shall mean any claim by Debtor against the holder of this Note under article 9 of the Interest Purchase Agreement referred to in section 6 hereof to the extent that such claim has been reduced to a judgment of a court or is subsumed in a settlement agreement to which the holder hereof is a signatory.

                  4. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  a. Payments. The Debtor shall fail to make any principal payment when due;

                  b. Bankruptcy. The Debtor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Debtor and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Debtor; or the Debtor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Debtor; or there is commenced against the Debtor any such proceeding which remains undismissed for a period of 90 days; or the Debtor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Debtor


611697.1
                                       -2-
         suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or the Debtor makes a general assignment for the benefit of creditors;

                  c. Other Defaults. Debtor or any subsidiary of Debtor defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal or interest on any obligation in respect of its indebtedness beyond any period of grace provided with respect thereto, or Debtor or any subsidiary of Debtor fails to perform or observe any other agreement, term or condition contained in any agreement under which any such indebtedness is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and, on the basis of such default, failure or other event, the holder or holders of such obligation cause such obligation to become due (or to be repurchased by Debtor or any such subsidiary) prior to the stated maturity of such obligation;

then the Holder, at Holder's option, may declare all unpaid amounts under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor. Thereafter, the outstanding Principal Amount shall bear interest at an annual rate equal to fifteen percent (15%) per annum from the date of notice to Debtor of such Event of Default until the date all outstanding principal and any accrued interest have been paid in full.

                  5. Waivers. The Debtor and all endorsers hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No failure or delay on the part of Holder in exercising any right or remedy accruing upon the occurrence of an Event of Default shall impair the right or remedy or constitute a waiver thereof or acquiescence of the Event of Default. All remedies are cumulative to the extent permitted by law.

                  6. Interest Purchase Agreement. This Note is one of the Notes referred to in, and the form of which is attached to, that certain Interest Purchase Agreement, dated as of June 16, 1997, by and between John R. Klopp, Craig M. Hatkoff and Valentine Wildove & Company, Inc., as sellers, and Debtor, as buyer.

                  7. Assignment. This Note may not be assigned, assumed, changed, modified or terminated orally or otherwise, except by a writing executed by Holder hereof.

                  8. Binding Effect. This Note and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


611697.1
                                       -3-

                  9. Notices. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given
(a) when delivered by hand, (b) when sent by telecopier (with receipt confirmed), provided that a copy is promptly thereafter mailed by first class prepaid registered or certified mail, return receipt requested, (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), or by such other means as the parties may agree from time to time or (d) five (5) Business Days after being mailed, by first class postage prepaid registered or certified mail, return receipt requested; in each case to the appropriate addresses, and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):


                  (a)  If to Holder:

                       Valentine Wildove & Company, Inc.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp and Craig M. Hatkoff
                       Telecopy:  (212) 593-0316



                  (b)  If to Debtor:

                       California Real Estate Investment Trust or Capital Trust 131 Steuart Street, #200
                       San Francisco, California 94105
                       Attention:  Chief Executive Officer
                       Telecopy:   (415) 543-6269


                       with a copy to:

                       Equity Group Investments, Inc.
                       2 North Riverside Plaza, 6th Floor
                       Chicago, Illinois  60606
                       Attention:  Gary R. Garrabrant
                       Telecopy:  (312) 454-0157



611697.1
                                       -4-
                       and to:

                       Victor Capital Group, L.P.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp
                       Telecopy:  (212) 593-0316



                  10. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                                  CAPITAL TRUST



                                  By: _________________________
                                  Name:
                                  Title:





611697.1
                                       -5-

                               NON-NEGOTIABLE NOTE



$675,000                                                      New York, New York
                                                                   July 15, 1997

                  FOR VALUE RECEIVED, CAPITAL TRUST (the "Debtor"), hereby unconditionally promises to pay to VALENTINE WILDOVE & COMPANY, INC. (the "Holder"), at the principal offices of Debtor, or at such other place in the continental United States of America as Holder may from time to time designate in writing, the principal sum of SIX HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($675,000) (the "Principal Amount"), to be paid in lawful money of the United States of America in immediately available funds as set forth below.

                  1. Repayment. The Principal Amount shall be due and payable in ten (10) semi-annual installments commencing on January 1, 1998 and on each June 1 and January 1 thereafter (each a "Payment Date"), until paid in full. Each installment shall be in an amount equal to one-tenth of the Principal Amount. No interest shall be accrued on or be payable under this Note prior to the due date of this Note, whether at stated maturity or upon acceleration pursuant to section 4 hereof.

                   2. Prepayment. Debtor shall prepay all of the unpaid portion of the Principal Amount and all accrued interest, if any, on or prior to the effective date of any Change in Control Event. "Change in Control Event" shall mean

                  a.   a merger or acquisition involving Debtor in which either:

                           (i) 50% or more of Debtor's voting stock outstanding after the merger is held by holders different from those who held Debtor's voting stock immediately prior to such merger or acquisition; or

                           (ii) the composition of the board of trustees (or other governing board of Debtor) changes as a result of which the individuals elected to the board at the last meeting of the shareholders at which there was not a contested election cease to comprise a majority of the board;

                  b. the sale, transfer or other disposition of all or substantially all of the assets of Debtor in liquidation or dissolution of Debtor;


611699.1

                  c. a transfer of all or substantially all of Debtor's assets pursuant to a partnership or joint venture agreement or similar arrangement where Debtor's resulting interest is or becomes less than 50%;

                  d. on or after the date hereof, a change in ownership of Debtor through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of 50% or more of Debtor's voting stock; or

                  e. a change in the composition of the board of trustees (or other governing board of Debtor) as a result of which the individuals elected to the board at the last meeting of the shareholders at which there is not a contested election cease to comprise a majority of the board.

                  3. Set-off. Debtor shall be entitled to set off against the principal amount owing hereunder the amount of any Liquidated Claim, provided that the amount of any Liquidated Claim shall be set off against payments due hereunder in reverse order of due date. "Liquidated Claim" shall mean any claim by Debtor against the holder of this Note under article 9 of the Interest Purchase Agreement referred to in section 6 hereof to the extent that such claim has been reduced to a judgment of a court or is subsumed in a settlement agreement to which the holder hereof is a signatory.

                  4. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  a. Payments. The Debtor shall fail to make any principal payment when due;

                  b. Bankruptcy. The Debtor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Debtor and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Debtor; or the Debtor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Debtor; or there is commenced against the Debtor any such proceeding which remains undismissed for a period of 90 days; or the Debtor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Debtor


611699.1
                                       -2-
         suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or the Debtor makes a general assignment for the benefit of creditors;

                  c. Other Defaults. Debtor or any subsidiary of Debtor defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal or interest on any obligation in respect of its indebtedness beyond any period of grace provided with respect thereto, or Debtor or any subsidiary of Debtor fails to perform or observe any other agreement, term or condition contained in any agreement under which any such indebtedness is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and, on the basis of such default, failure or other event, the holder or holders of such obligation cause such obligation to become due (or to be repurchased by Debtor or any such subsidiary) prior to the stated maturity of such obligation;

then the Holder, at Holder's option, may declare all unpaid amounts under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor. Thereafter, the outstanding Principal Amount shall bear interest at an annual rate equal to fifteen percent (15%) per annum from the date of notice to Debtor of such Event of Default until the date all outstanding principal and any accrued interest have been paid in full.

                  5. Waivers. The Debtor and all endorsers hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No failure or delay on the part of Holder in exercising any right or remedy accruing upon the occurrence of an Event of Default shall impair the right or remedy or constitute a waiver thereof or acquiescence of the Event of Default. All remedies are cumulative to the extent permitted by law.

                  6. Interest Purchase Agreement. This Note is one of the Notes referred to in, and the form of which is attached to, that certain Interest Purchase Agreement, dated as of June 16, 1997, by and between John R. Klopp, Craig M. Hatkoff and Valentine Wildove & Company, Inc., as sellers, and Debtor, as buyer.

                  7. Assignment. This Note may not be assigned, assumed, changed, modified or terminated orally or otherwise, except by a writing executed by Holder hereof.

                  8. Binding Effect. This Note and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


611699.1
                                       -3-

                  9. Notices. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given
(a) when delivered by hand, (b) when sent by telecopier (with receipt confirmed), provided that a copy is promptly thereafter mailed by first class prepaid registered or certified mail, return receipt requested, (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), or by such other means as the parties may agree from time to time or (d) five (5) Business Days after being mailed, by first class postage prepaid registered or certified mail, return receipt requested; in each case to the appropriate addresses, and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):


                  (a)  If to Holder:

                       Valentine Wildove & Company, Inc.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp and Craig M. Hatkoff
                       Telecopy:  (212) 593-0316



                  (b)  If to Debtor:

                       California Real Estate Investment Trust or Capital Trust 131 Steuart Street, #200
                       San Francisco, California 94105
                       Attention:  Chief Executive Officer
                       Telecopy:   (415) 543-6269


                       with a copy to:

                       Equity Group Investments, Inc.
                       2 North Riverside Plaza, 6th Floor
                       Chicago, Illinois  60606
                       Attention:  Gary R. Garrabrant
                       Telecopy:  (312) 454-0157



611699.1
                                       -4-
                       and to:

                       Victor Capital Group, L.P.
                       885 Third Avenue, 12th Floor
                       New York, New York  10022
                       Attention:  John R. Klopp
                       Telecopy:  (212) 593-0316



                  10. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                                  CAPITAL TRUST



                                   By: _________________________
                                   Name:
                                   Title:





611699.1
                                       -5-